UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010 (October 29, 2010)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard, Suite 500

Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2010, we entered into an at market issuance sales agreement, or sales agreement, with McNicoll, Lewis & Vlak LLC, or MLV, pursuant to which we may issue and sell shares of our common stock having an aggregate offering price of up to $15 million from time to time through MLV as our sales agent.

Sales of our common stock through MLV, if any, will be made on the NASDAQ Capital Market, on any other existing trading market for our common stock, to or through a market maker or as otherwise agreed by MLV and us. Subject to the terms and conditions of the sales agreement, MLV will use commercially reasonable efforts to sell our common stock from time to time, based upon our instructions (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay MLV an aggregate commission rate of 3.0% of the gross proceeds of the sales price per share of any common stock sold through MLV under the sales agreement. We have also provided MLV with customary indemnification rights.

The foregoing description of the sales agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the sales agreement into our shelf registration statement on Form S-3 (File No. 333-169689) initially filed with the Securities and Exchange Commission on September 30, 2010.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Morrison & Foerster LLP.

10.1	At Market Issuance Sales Agreement, dated October 29, 2010, by and between Threshold Pharmaceuticals, Inc. and McNicoll, Lewis & Vlak LLC.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/S/ JOEL A. FERNANDES
Joel A. Fernandes
Senior Director, Finance and Controller

Date: October 29, 2010

Exhibit Index

Exhibit Number	Description

5.1	Opinion of Morrison & Foerster LLP.

10.1	At Market Issuance Sales Agreement, dated October 29, 2010, by and between Threshold Pharmaceuticals, Inc. and McNicoll, Lewis & Vlak LLC.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).